UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2022

ATYR PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37378	20-3435077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3545 John Hopkins Court, Suite #250 San Diego, CA		92121
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code: (858) 731-8389

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LIFE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)As reported in Item 5.07 below, at the 2022 Annual Meeting of Stockholders held on April 26, 2022 (the “Annual Meeting”) of aTyr Pharma, Inc. (the “Company”), the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved (i) an amendment to the Company’s 2015 Stock Option and Incentive Plan, as amended (the “2015 Stock Plan”) to increase the maximum number of shares of common stock reserved and available for issuance by 2,000,000, and (ii) an amendment to the Company’s 2015 Employee Stock Purchase Plan (the “2015 ESPP”) to increase the maximum number of shares of common stock reserved and available for issuance by 750,000 and increase the number of shares that may be purchased by any one employee during each offering period to 2,500.

Summaries of the 2015 Stock Plan, as amended, and the 2015 ESPP, as amended, are set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 22, 2022 (the “Proxy Statement”).  Those summaries and the foregoing descriptions of the 2015 Stock Plan, as amended, and the 2015 ESPP, as amended, do not purport to be complete and are qualified in their entirety by reference to the full text of the 2015 Stock Plan, as amended, and the 2015 ESPP, as amended, copies of which are filed herewith as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved, upon the recommendation of the Board, a proposal to amend the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 42,500,000 to 85,000,000 (the “Authorized Share Proposal”).

On April 26, 2022, following stockholder approval of the Authorized Share Proposal at the Annual Meeting, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Restated Certificate of Incorporation (the “Charter Amendment”) to increase the authorized number of shares of common stock from 42,500,000 to 85,000,000.

A summary of the Charter Amendment is set forth in the Proxy Statement. That summary and the foregoing description of the Charter Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Charter Amendment, a copy of which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the Company’s stockholders at the Annual Meeting:

(1) The election of three Class I directors, as nominated by the Board, to hold office until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified;

(2) The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022;

(3) The approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement;

(4)The approval of an amendment to the 2015 Stock Plan;

(5)The approval of an amendment to the 2015 ESPP;

(6)The approval of the Authorized Share Proposal to increase the authorized number of shares of common stock from 42,500,000 to 85,000,000; and

(7)The approval of authorization to adjourn the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 4, 5 or 6.

The number of shares of common stock entitled to vote at the Annual Meeting was 27,795,794. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 24,088,527. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of votes withheld, abstentions and broker non-votes, as applicable, with respect to each matter voted upon at the Annual Meeting are set forth below. Voting results are, when applicable, reported by rounding fractional share voting down to the nearest round number.

Proposal 1 – Election of Class I Directors.

Director Nominee	Votes For	Withhold	Broker Non-Vote
John K. Clarke	17,360,405	1,494,614	5,233,507
Paul Schimmel, Ph.D.	17,372,824	1,482,195	5,233,507
Sara L. Zaknoen, M.D.	18,833,154	21,865	5,233,507

Proposal 2 – Ratification of the appointment of Ernst and Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Abstain	Broker Non-Vote
24,060,707	10,153	17,667	—

Proposal 3 – Approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Abstain	Broker Non-Vote
18,771,202	51,254	32,563	5,233,507

Proposal 4 – Approval of an amendment to the 2015 Stock Plan.

Votes For	Votes Against	Abstain	Broker Non-Vote
18,749,899	75,725	29,396	5,233,507

Proposal 5 – Approval of an amendment to the 2015 ESPP.

Votes For	Votes Against	Abstain	Broker Non-Vote
18,786,359	39,468	29,192	5,233,507

Proposal 6 – Approval of the Authorized Share Proposal to increase the authorized number of shares of common stock from 42,500,000 to 85,000,000.

Votes For	Votes Against	Abstain	Broker Non-Vote
23,584,692	466,921	36,913	—

Proposal 7 – Approval of authorization to adjourn the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 4, 5 or 6.

Votes For	Votes Against	Abstain	Broker Non-Vote
23,264,331	772,404	51,791	—

Item 9.01Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation of aTyr Pharma, Inc.
10.1#	aTyr Pharma, Inc. 2015 Stock Option and Incentive Plan, as amended
10.2#	aTyr Pharma, Inc. 2015 Employee Stock Purchase Plan, as amended
# Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATYR PHARMA, INC.

	By:	/s/ Jill M. Broadfoot
Jill M. Broadfoot
Chief Financial Officer

Date: April 28, 2022

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